                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 January 3, 2000

                                PERFICIENT, INC.
               (Exact name of Registrant as specified in Charter)


        Delaware                     001-15169                   74-2853258
 -------------------------          -----------             -------------------
 (State or other Juris-             (Commission               (IRS Employer
 diction of Incorporation)          File Number)            Identification No.)

   7600-B North Capital of Texas Highway
                     Suite 220
                    Austin, Texas                                  78731
  ----------------------------------------                       ----------
  (Address of Principal Executive Offices)                       (Zip Code)


       Registrant's telephone number, including area code: (512) 306-7337


                                 Not Applicable
         --------------------------------------------------------------
         (Former Name and Former Address, if Changed Since Last Report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On January 3, 2000, we consummated the acquisition by way of merger of LoreData, Inc., a Connecticut corporation, with and into our wholly-owned subsidiary, Perficient Acquisition Corp., a Delaware corporation. Perficient Acquisition Corp. is the surviving corporation to the merger and will continue under the name, "Perficient LoreData, Inc."

         We acquired LoreData for an aggregate purchase price of $2,460,000, subject to certain post-closing adjustments. The purchase price of $2,460,000 consists of (i) $385,000 in cash that was paid at closing, (ii) 30,005 shares of our common stock, par value $0.001 per share, also paid at closing, and (iii) 131,709 shares of common stock that are being held in escrow for disposition by the escrow agent in accordance with an Escrow Agreement dated as of January 3, 2000. The shares of common stock issued in connection with the merger had a value of $12.83 per share, which was the average closing price of the common stock for the ten consecutive trading days prior to the public announcement of the transaction on December 13, 1999. A copy of each of the Agreement and Plan of Merger dated as of December 10, 1999 by and among Perficient, Inc., Perficient Acquisition Corp., LoreData, Inc. and John Gillespie, and the Amendment to Agreement and Plan of Merger dated as of January 3, 2000 are incorporated herein by reference as Exhibits 10.13 and 10.14, respectively. We utilized proceeds from our initial public offering of common stock to fund the cash portion of the purchase price.

         In connection with the acquisition of LoreData, we also entered into a Registration Rights Agreement with John Gillespie pursuant to which we agreed to file a registration statement by August 3, 2000 to register 20% of our common stock issued in the acquisition.

         Prior to the acquisition, the assets of LoreData were used to provide internet consulting services to its customers. We intend to continue such uses for the assets of LoreData.

         The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement and Plan of Merger and the Amendment to Agreement and Plan of Merger, copies of which are attached hereto as Exhibits 10.13 and 10.14, respectively.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  The historical financial statements of the business acquired are not included in this report and will be filed by amendment as soon as practicable, but not later than 60 days after this report is required to be filed.

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         (b)      PRO FORMA FINANCIAL INFORMATION.

                  The PRO FORMA financial information for the Company after giving effect to the acquisition is not included in this report and will be filed by amendment as soon as practicable, but not later than 60 days after this report is required to be filed.

         (c)      EXHIBITS.


            Exhibit No.    Description
            -----------    -----------
            10.13          Agreement and Plan of Merger dated as of December 10,
                           1999 by and among Perficient, Inc., Perficient
                           Acquisition Corp., LoreData, Inc. and John Gillespie

            10.14 Amendment to Agreement and Plan of Merger dated as of January 3, 2000 by and among Perficient, Inc.,
                           Perficient Acquisition Corp., LoreData, Inc. and John
                           Gillespie

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PERFICIENT, INC.


Dated: January 14, 2000                By: /s/ John A. Hinners
                                           ------------------------------------
                                       Name:  John A. Hinners
                                       Title: Chief Financial Officer



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                                  EXHIBIT INDEX


     Exhibit No.           Description
     -----------           -----------
     10.13                 Agreement and Plan of Merger dated as of December 10,
                           1999 by and among Perficient, Inc., Perficient
                           Acquisition Corp., LoreData, Inc. and John Gillespie

     10.14 Amendment to Agreement and Plan of Merger dated as of January 3, 2000 by and among Perficient, Inc.,
                           Perficient Acquisition Corp., LoreData, Inc. and John
                           Gillespie